SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2004
                                                          --------------


                              JACK IN THE BOX INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        DELAWARE                      1-9390                  95-2698708
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission File           (I.R.S. Employer
                                       Number)            Identification Number)



9330 BALBOA AVENUE, SAN DIEGO, CA                              92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (858) 571-2121
                                                           ---------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

ITEM 7(c) Exhibits. The following exhibits are filed with this report.
          ---------

Number              Description
------              -----------

99.1                Press release issued August 4, 2004


ITEM 12. Disclosure of Results of Operations and Financial Condition
         -----------------------------------------------------------


     On August 4, 2004, Jack in the Box Inc. issued a press release announcing the company's third-quarter earnings results and fiscal-2004 guidance. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

     Jack in the Box Inc. will conduct a conference call on August 4, 2004, at 8:30 a.m. PDT to review Jack in the Box Inc. third-quarter earnings results and fiscal-2004 guidance. Investors can hear this conference call live by visiting the Jack in the Box home page at www.jackinthebox.com. Access the Jack in the Box home page at least 15 minutes prior to the call in order to download and install any necessary audio software. Investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              JACK IN THE BOX INC.


                                              By:  JOHN F. HOFFNER
                                                   ---------------
                                                   John F. Hoffner
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)


Date:  August 4, 2004